PROSPECTUS

                                TOUCHSTONE CHOICE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Separate Account I funds the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Account, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options of Separate Account I are invested in shares of the Portfolios of the following mutual funds or unit investment trusts (UIT):

                        TOUCHSTONE VARIABLE SERIES TRUST
                        --------------------------------
                        Touchstone Balanced Fund
                        Touchstone Bond Fund
                        Touchstone Emerging Growth Fund
                        Touchstone Enhanced 30 Fund
                        Touchstone Growth & Income Fund
                        Touchstone Growth/Value Fund
                        Touchstone High Yield Fund
                        Touchstone International Equity Fund
                        Touchstone Large Cap Growth Fund
                        Touchstone Money Market Fund
                        Touchstone Small Cap Value Fund
                        Touchstone Value Plus Fund

We also offer Guaranteed Rate Options (GROs) and Systematic Transfer Options
(STOS), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your allocation into a GRO account increased by any Added Value Option credits, less prior withdrawals, plus 3% interest compounded annually, less administrative or Added Value Option charges (MINIMUM VALUE). Withdrawal charges, an annual administrative charge, and recapture of the Added Value Option may apply and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE SIX-MONTH STO INTO OTHER INVESTMENT OPTIONS WITHIN SIX MONTHS AND TRANSFER ALL CONTRIBUTIONS TO THE TWELVE-MONTH STO WITHIN ONE YEAR OF CONTRIBUTION. THIS IS DONE ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

This product offers several optional features, including an Added Value Option where Integrity credits a percentage of purchase payments to your account. Expenses for a contract with these options will be higher than for a contract without the options. Over time, the benefit of the Added Value Option may be more than offset by the fees associated with the option. Please refer to
Section 6, "Optional Contract Features" for further detail.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.

Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated January 6, 2003, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix F.

THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.

The date of this prospectus is January 6, 2003.

                                TABLE OF CONTENTS

SECTION 1 - SUMMARY                                                          PAGE
Your Variable Annuity Contract                                                7
Your Benefits                                                                 7
How Your Contract is Taxed                                                    7
Your Contributions                                                            7
Your Investment Options                                                       7
Variable Account Options                                                      7
Account Value, Adjusted Account Value and Cash Value                          8
Transfers                                                                     8
Charges and Fees                                                              8
Withdrawals                                                                   8
Added Value Option                                                            8
Your Initial Right to Revoke                                                  8
Risk/Return Summary: Investments and Risks                                    9
Table of Annual Fees and Expenses                                             10
Examples                                                                      13

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNT
Integrity Life Insurance Company                                              14
The Separate Account and the Variable Account Options                         14
Assets of Our Separate Account                                                14
Changes In How We Operate                                                     14

SECTION 3 - YOUR INVESTMENT OPTIONS
Investment Options                                                            15
Guaranteed Rate Options                                                       17
         Renewals of GRO Accounts                                             17
         Market Value Adjustments                                             18
         Systematic Transfer Option                                           18

SECTION 4 - DEDUCTIONS AND CHARGES
Separate Account Charges                                                      19
Annual Administrative Charge                                                  19
Portfolio Charges                                                             19
Reduction or Elimination of Separate Account or Administrative Charges        19
State Premium Tax Deduction                                                   19
Contingent Withdrawal Charge                                                  19
Recapture of Added Value Option                                               20
Reduction or Elimination of the Contingent Withdrawal Charge                  20
Transfer Charge                                                               21
Hardship Waiver                                                               21
Tax Reserve                                                                   21

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY
Contributions Under Your Contract                                             21
Your Account Value                                                            22
Units in Our Separate Account                                                 22
How We Determine Unit Value                                                   22
Transfers                                                                     23
Excessive Trading                                                             23
Withdrawals                                                                   24
Assignments                                                                   24
Annuity Benefits                                                              25
Annuities                                                                     25


                                       3

Fixed Annuity Payments                                                        25
Timing of Payment                                                             26
Standard Death Benefit                                                        26
How You Make Requests and Give Instructions                                   27

SECTION 6 - OPTIONAL CONTRACT FEATURES
Added Value Option                                                            27
Death Benefit Options                                                         28

SECTION 7 - VOTING RIGHTS
Portfolio Voting Rights                                                       29
How We Determine Your Voting Shares                                           30
How Portfolio Shares Are Voted                                                30
Separate Account Voting Rights                                                30

SECTION 8 - TAX ASPECTS OF THE CONTRACT
Introduction                                                                  30
Your Contract is an Annuity                                                   31
Taxation of Annuities Generally                                               31
Distribution-at-Death Rules                                                   32
Diversification Standards                                                     32
Tax-Favored Retirement Programs                                               32
Inherited IRAs                                                                32
Annuities in Qualified Plans                                                  33
Impact of Taxes on Integrity                                                  33
Transfers Among Investment Options                                            33

SECTION 9 - ADDITIONAL INFORMATION
Systematic Withdrawals                                                        33
Income Plus Withdrawal Program                                                34
Dollar Cost Averaging                                                         34
Systematic Transfer Program                                                   35
Customized Asset Rebalancing                                                  35
Systematic Contributions                                                      35
Legal Proceedings                                                             35

APPENDIX A - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT                   36
APPENDIX B - ADDED VALUE OPTION EXAMPLES                                      37
APPENDIX C - HOW THE MARKET AFFECTS THE ADDED VALUE OPTION                    40
APPENDIX D - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT                        44
APPENDIX E - ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLES                   47
APPENDIX F - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION         48

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value, reduced by any withdrawal charges, Added Value Option recapture and/or any pro rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIRST-YEAR TOTAL CONTRIBUTIONS- All monies deposited into the annuity by either the owner or the company during the first 12 calendar months the contract is in force.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GAIN - Account Value less Net Premiums.

GRO - Guaranteed Rate Option, which offer duration's of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the total contributions plus interest at the Guaranteed Interest Rate less any Added Value Option or administrative charges.

GUARANTEE PERIOD -- the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, increased by any Added Value Option credits, less prior withdrawals (associated charges and adjustments), accumulated at 3% interest annually, less any administrative charge or Added Value Option charge.

NET PREMIUMS - Total Customer Contributions less any withdrawals or loans.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within either six months or one year of your STO contribution.

TOTAL CUSTOMER CONTRIBUTIONS - The sum of all premiums contributed by the policyholder.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract.

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying an Touchstone Choice Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Section 8, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000. Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. See "Contributions Under Your Contract" in Section 5. To select investment Options most suitable for you, see Section 3, "Your Investment Options".

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options invests in shares of an investment portfolio of a mutual fund or a UIT. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your ADJUSTED ACCOUNT VALUE in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges, pro rata annual administrative charges, or recapture of the Added Value Option credits that may apply. Fees and charges are discussed in more detail below. If the ACCOUNT VALUE goes below $1,000 we reserve the right to terminate the contract and surrender the policy for the CASH VALUE. We will notify the owner in advance and the owner will be given at least sixty (60) days in which to make additional contributions.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Section 9. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

An annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.00% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks and certain administrative expenses. The charges will never be greater than this unless you select an optional contract feature. For more information about these charges, see Section 4, "Deductions and Charges."

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each contract year with no withdrawal charges. After the first 10% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Section 4, "Contingent Withdrawal Charge" and Section 5, "Withdrawals."

ADDED VALUE OPTION

This is an optional contract feature that must be selected at the time of application. If you select the option, Integrity will credit from 1% up to 5% of any premium contribution made during the first 12 months the contract is in effect. For example, if $50,000 is deposited and the 3% Added Value Option is selected, Integrity will credit $1500 to your ACCOUNT VALUE. Integrity charges a fee for the option. The fee is subject to a minimum and maximum dollar amount limit. Expenses for a contract with the Added Value Option will be higher than for a contract without the option. Over time, the benefit of the Added Value Option may be more than offset by the fees associated with the option. See
Section 6, "Optional Contract Features" for more detailed information.

YOUR INITIAL RIGHT TO REVOKE (FREE LOOK PERIOD)

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your contract value (contributions net of any investment performance and applicable daily charges), which may be more or less than your initial contribution. If the law requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation. We will also recapture any Added Value Option which has been credited to your account. Please see Section 4, "Deductions and Charges" for more detailed information and we will also recapture any Added Value Option which has been credited to your account.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Touchstone CHOICE Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio.

TABLE OF ANNUAL FEES AND EXPENSES

OWNER TRANSACTION EXPENSES

      Sales Load on Purchases                                                                   $0
      Deferred Sales Load (as a percentage of contributions)(1)                         8% Maximum
      Transfer Charge (assessed after 12 transfers in one contract year)(2)                    $20

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge                                                             $30

ANNUAL EXPENSES OF THE SEPARATE ACCOUNT
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE)

      Mortality and Expense Risk Charge                                                       .85%
      Administrative Expenses                                                                 .15%
                                                                                             ----
      Base Contract Total Separate Account Annual Expenses                                   1.00%
                                                                                             ====

      Optional Added Value Option Charge (5%)                                                  75%
      Optional Death Benefit Charge, Option C                                                  35%
      Optional Enhanced Earnings Benefit Charge, Issue Age 70-79                               50%
                                                                                             ----
      Highest Possible Total Separate Account Annual Charges if These Options Elected        2.60%
                                                                                             ====

OPTIONAL CONTRACT EXPENSES

Added Value Option (charges are assessed to the Separate and Fixed Accounts)

For an additional annual charge of .15% of separate account value, Integrity will credit 1% of purchase payment(s) made to the contract during the first 12 months the contract is in force. An additional charge of .15% will be charged for each additional 1% credited to the contract. A maximum of 5% can be credited to the contract. These charges will assessed until 7 years from the date the contract was issued. The fee for the Added Value Option will be assessed to both the separate and fixed accounts.

         ADDED VALUE OPTION CHARGE    TOTAL SEPARATE ACCOUNT CHARGES WITH ADDED VALUE OPTION
         1%                   .15%    1%                   1.15%
         2%                   .30%    2%                   1.30%
         3%                   .45%    3%                   1.45%
         4%                   .60%    4%                   1.60%
         5%                   .75%    5%                   1.75%

The dollar amount of the charge for the Added Value Option is subject to a minimum and maximum amount. For a 1% credit the minimum amount is .145% multiplied by FIRST-YEAR TOTAL CONTRIBUTIONS. For a 1% credit the maximum amount is .182% multiplied by FIRST-YEAR TOTAL CONTRIBUTIONS. To calculate the minimum and maximum dollar amounts, multiply the FIRST-YEAR TOTAL CONTRIBUTIONS, by the percentages in the following chart, for the Added Value Option you select.

ADDED VALUE OPTION    MINIMUM PERCENTAGE    MAXIMUM PERCENTAGE
------------------    ------------------    ------------------
1%                          .145%                 .182%
2%                          .290%                 .364%
3%                          .435%                 .546%
4%                          .580%                 .728%
5%                          .725%                 .910%

SEE APPENDIX B FOR AN EXPLANATION AND EXAMPLES OF HOW TO CALCULATE THE CHARGES FOR THE BONUS SELECTED.

Death Benefit Options (charges are assessed to the Separate Account only)

You may choose among three death benefits as a replacement for the standard death benefit. The annual fees for the optional death benefits are:

Option A                                                                  0.15%
Total Variable Account Charges with Option A                              1.15%

Option B                                                                  0.30%
Total Variable Account Charges with Option B                              1.30%

Option C                                                                  0.35%
Total Variable Account Charges with Option C                              1.35%

Enhanced Earnings Benefit (charges are assessed to both the Separate and Fixed Accounts)

ISSUE AGE                                                            ANNUAL COST
---------                                                            -----------
0-59                                                                     .20%
Total Variable Account Charges with EEB                                 1.20%

60-69                                                                    .40%
Total Variable Account Charges with EEB                                 1.40%

70- 79                                                                   .50%
Total Variable Account Charges with EEB                                 1.50%

Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets)
---------------------------------------

                                   MANAGEMENT     OTHER     12b-1   TOTAL ANNUAL
PORTFOLIO                             FEES      EXPENSES     FEE      EXPENSES
---------                             ----      --------     ---      --------
Touchstone Balanced                   .80%        .10%       .00%       .90%(3)
Touchstone Bond                       .55%        .20%       .00%       .75%(3)
Touchstone Emerging Growth            .80%        .35%       .00%      1.15%(3)
Touchstone Enhanced 30                .65%        .10%       .00%       .75%(3)
Touchstone Growth and Income          .80%        .05%       .00%       .85%(3)
Touchstone Growth/Value              1.00%        .10%       .00%      1.10%(3)
Touchstone High Yield                 .50%        .30%       .00%       .80%(3)
Touchstone International Equity       .95%        .30%       .00%      1.25%(3)
Touchstone Large Cap Growth           .75%        .20%       .00%       .95%(3)
Touchstone Money Market               .50%        .10%       .00%       .60%(3)
Touchstone Small Cap Value            .80%        .20%       .00%      1.00%(3)
Touchstone Value Plus                 .75%        .40%       .00%      1.15%(3)

--------------
(1)  See "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
     Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.

(2) After the first twelve transfers during a contract year, we will charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in
     Part I, Section 4.

(3) Touchstone Advisors, Inc. has voluntarily agreed to waive it's fee and or expense reimbursement arrangement that limit the Total Annual Expenses the funds pay. Without fee waiver or expense reimbursement limits the funds Total Annual Expenses would have been as follows: Balanced 1.43%; Bond 1.09%; Emerging Growth 1.36%; Enhanced 30 1.79%; Growth and Income 1.36%; Growth/Value 3.00%; High Yield 1.45%; International Equity 2.21%; Large Cap Growth 2.28%; Money Market 2.31%; Small Cap Value 2.16%: and Value Plus 2.24%.

EXAMPLES

The examples below show the expenses on a $1,000 investment (which does not include the 5% Added Value Option credit), assuming a $50,000 average contract value and a 5% annual rate of return on assets. These figures include charges for the Added Value Option (5%), Death Benefit Option C and the Enhanced Earnings Benefit, issue ages 70-79.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN :

PORTFOLIO                                   1 YEAR      3 YEARS       5 YEARS      10 YEARS
---------                                   ------      -------       -------      --------
Touchstone Balanced                        $116.46      $180.76       $236.91       $385.77
Touchstone Bond                            $114.93      $176.25       $229.59       $372.11
Touchstone Emerging Growth                 $119.03      $188.24       $249.02       $408.07
Touchstone Enhanced 30                     $114.93      $176.25       $229.59       $372.11
Touchstone Growth and Income               $115.95      $179.26       $234.48       $381.24
Touchstone Growth/Value                    $118.51      $186.74       $246.61       $403.66
Touchstone High Yield                      $115.44      $177.76       $232.03       $376.69
Touchstone International Equity            $120.05      $191.22       $253.82       $416.83
Touchstone Large Cap Growth                $116.98      $182.26       $239.35       $390.28
Touchstone Money Market                    $113.39      $171.73       $222.21       $358.24
Touchstone Small Cap Value                 $117.49      $183.75       $241.77       $394.76
Touchstone Value Plus                      $116.98      $182.26       $239.35       $390.28

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU CHOSE TO ANNUITIZE OR NOT SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E. NO DEFERRED SALES LOAD CHARGED):

PORTFOLIO                                  1 YEAR      3 YEARS       5 YEARS      10 YEARS
---------                                  ------      -------       -------      --------
Touchstone Balanced                        $36.46      $110.76       $186.91       $385.77
Touchstone Bond                            $34.93      $106.25       $179.59       $372.11
Touchstone Emerging Growth                 $39.03      $118.24       $199.02       $408.07
Touchstone Enhanced 30                     $34.93      $106.25       $179.59       $372.11
Touchstone Growth and Income               $35.95      $109.26       $184.48       $381.24
Touchstone Growth/Value                    $38.51      $116.74       $196.61       $403.66
Touchstone High Yield                      $35.44      $107.76       $182.03       $376.69
Touchstone International Equity            $40.05      $121.22       $203.82       $416.83
Touchstone Large Cap Growth                $36.98      $112.26       $189.35       $390.28
Touchstone Money Market                    $33.39      $101.73       $172.21       $358.24
Touchstone Small Cap Value                 $37.49      $113.75       $191.77       $394.76
Touchstone Value Plus                      $36.98      $112.26       $189.35       $390.28

These examples assume the current charges that are borne by the Separate Account. The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $50,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for larger Account Values. Premium taxes at the time of payout also may be applicable. Examples assume that any fee waiver or expense reimbursement will continue for the period shown.

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 46 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account was established in 1986, and is maintained under the insurance laws of the State of Ohio. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration does not mean that the SEC is involved in any way in supervising the management or investment polices of the separate account. Each variable account Option invests in shares of a corresponding portfolio. We may establish additional options from time to time. The variable account options currently available are listing in Section 3, "Your Investment Options".

ASSETS OF OUR SEPARATE ACCOUNT

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and thus can participate proportionately in the Separate Account. Amounts in the Separate Account greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate account, or withdraw assets relating to your contract from one Option and put them into another;

-    register or end the registration of the Separate account under the 1940
     Act;

- operate our Separate account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

- restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate account;

- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;

- operate our Separate account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate account of a number of insurance companies, both affiliated and unaffiliated with FMR or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate account investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate account of other insurance companies.

TOUCHSTONE VARIABLE SERIES TRUST

Each portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment adviser of each fund. Bank of Ireland Asset Management (U.S.) Ltd. is the sub-adviser for the International Equity Fund. Westfield Capital Management, Inc./TCW Investment Management Company is the sub-adviser for the Emerging Growth Fund. Todd Investment Advisors is the sub-adviser for the Enhanced 30 Fund. Ark Asset Management Co., Inc is the sub-adviser for the Small Cap Value Fund. Mastrapasqua & Associates is the sub-adviser for the Growth/Value Fund. Ft. Washington Investment Advisors, Inc. is the sub-adviser for the Large Cap Growth, Value Plus, High Yield, Bond and Money Market Funds. Deutsche Investment Management (Americas) Inc. is the sub-adviser for the Growth & Income Fund. OpCap Advisors is the sub-advisor for the Balanced Fund.

TOUCHSTONE BALANCED FUND

Touchstone Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the fund, the portfolio manager will seek out companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

TOUCHSTONE BOND FUND

Touchstone Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily in high-quality investment grade debt securities (at least 65% of total assets). The fund invests in mortgage-related securities (up to 60%), asset-backed securities and preferred stocks. The fund also invests in non-investment grade U.S. or foreign debt securities and preferred stock that are rated as low as B (up to 35%).

TOUCHSTONE EMERGING GROWTH FUND

Touchstone Emerging Growth Fund seeks to increase value of fund shares as a primary goal and to earn income as a secondary goal. The fund invests primarily in small cap companies, but may invest in mid cap stocks. It primarily invests in equity securities, including common and preferred stocks and convertible securities.

TOUCHSTONE ENHANCED 30 FUND

Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The fund's portfolio is based on the 30 stocks that compromise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The fund's portfolio will at all times consist of 30 stocks and up to one-third of these holdings may represent substituted stocks in the enhanced portion of the portfolio.

TOUCHSTONE GROWTH & INCOME FUND

Touchstone Growth & Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities that do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future.

TOUCHSTONE GROWTH/VALUE FUND

Touchstone Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings and/or cash flow growth. The fund invests primarily in stocks of domestic large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. In choosing securities, the portfolio manager looks for companies that it believes to be priced lower than their true value. These may include companies in the technology sector.

TOUCHSTONE HIGH YIELD FUND

Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 80% of total assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as "junk bonds" and are considered speculative.

TOUCHSTONE INTERNATIONAL EQUITY FUND

Touchstone International Equity Fund seeks long term growth of capital by investing at least 80% of total assets in equity securities of foreign issuers. The fund will invest in at least three countries outside of the United States and focuses on companies located in Europe, Australia and the Far East. The fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

TOUCHSTONE LARGE CAP GROWTH FUND

Touchstone Large Cap Growth Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The fund invests primarily (at least 80% of total assets) in a diversified portfolio of common stocks that are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to their expected growth rate of revenues, cash flows and earnings. These may include companies in the technology sector.

TOUCHSTONE MONEY MARKET FUND

Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily (at least 65% of total assets) in high-quality money market instruments. The fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

TOUCHSTONE SMALL CAP VALUE FUND

Touchstone Small Cap Value Fund seeks long-term growth of capital by investing primarily (at least 80% of total assets) in common stocks of small to medium capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that it believes are priced lower than they should be, and also contain a catalyst for growth. These stocks may not pay dividends.

TOUCHSTONE VALUE PLUS FUND

Touchstone Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the total contributions plus interest at the Guaranteed Interest Rate less any administrative or Added Value Option charges. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. Amounts withdrawn in excess of the free withdrawal will be subject to a Market Value Adjustment. No Market Value Adjustment shall be made when withdrawals are taken to meet minimum required distribution rules. For a complete surrender or termination of the contract there is no free withdrawal and the MVA will apply to the full amount withdrawn. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. MINIMUM VALUE is an amount equal to your allocation into the GRO Account, increased by any Added Value Option credits less prior withdrawals (associated charges or adjustments) plus 3% interest compounded annually and less administrative charges and any Added Value Option charges. Withdrawal charge, administrative charges, and a recapture of Added Value Option credits may apply and may invade principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                               N/12                  N/12
     MVA = GRO Value x [(1 + A)     / (1 + B + .0025)     - 1], where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix D.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all contributions you make to the six-month STO into other Investment Options within six months and transfer all contributions to the twelve-month STO within one year of contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Section 9 for details on this program.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.00% of your Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent. Of the 1.00% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining .85% for assuming the mortality and expense risk under the contract. The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The mortality and expense risk charge compensate us for the mortality and expense risks we assume under the contract and the expenses associated with the Added Value Option. We expect to make a profit from this fee. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.00% separate account charge can't be increased unless you select an optional contract feature such as the Added Value Option or optional death benefit.

ANNUAL ADMINISTRATIVE CHARGE

We charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. This amount is a percentage of your contribution and not of the account value. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested minus any Market Value Adjustment that applies, and any withdrawal charges that apply, and any recapture of the Added Value Option credit that may apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply. Should you completely surrender the contract the amount of surrender charges is based on contributions and is not reduced by any free withdrawals.

          NUMBER OF FULL YEARS FROM THE DATE OF CONTRIBUTION     CHARGE AS A % OF THE
          --------------------------------------------------     CONTRIBUTION WITHDRAWN
                                                                 ----------------------
                   1                                                      8%
                   2                                                      7.5%
                   3                                                      7%
                   4                                                      6%
                   5                                                      5%
                   6                                                      4%
                   7                                                      3%
                   8 (+)                                                  0%

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Standard Death Benefit" in
Section 5.

RECAPTURE OF THE ADDED VALUE OPTION

If you select the Added Value Option, and you make any withdrawal in excess of the 10% free withdrawal, all or part of the Added Value Option will be recaptured by us and not distributed. The chart below shows what portion of the Added Value Option originally credited will be recaptured in the case of a partial surrender in excess of the free withdrawal amount or a complete surrender. For a partial withdrawal in excess of the free withdrawal provision or a complete surrender, the factors in the chart will be applied to a percentage of the amount credited, where the percentage equals the amount subject to a withdrawal charge divided by the account value at the time of withdrawal. The amount recaptured is based upon the year the withdrawal is taken. The total amount recaptured will never exceed what was credited.

POLICY YEAR     AMOUNT OF ADDED VALUE OPTION RECAPTURED
-----------     ---------------------------------------
1                                100%
2                                85%
3                                65%
4                                55%
5                                40%
6                                25%
7                                10%
8                                0%

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we will charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. We may also waive any Added Value Option credit recapture. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are 76 or older. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate account are reflected daily and optional contract feature charges are reflected quarterly. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Section 3. If the Account Value goes below $1,000 we reserve the right to terminate the contract and surrender the policy for the Cash Value. We will notify the owner in advance and the owner will be given at least sixty (60) days top make additional contributions.

UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account I fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. Your Unit Values also change because of deductions and charges we make to our Separate account. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies, to pay the annual administrative charge and to pay for optional contract features.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account I for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account I as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.00%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 will apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 9.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if a Personal Identification Number (PIN CODE) is maintained. We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day it is received our Administrative Office. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call. Accordingly, transfer requests for Variable Account Options received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We reserve the right to modify these restriction or to adopt new restrictions ant any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

SPECIFIC NOTICE REGARDING THE USE OF THIS ANNUITY FOR MARKET TIMING OF
INVESTMENTS

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing should not purchase this contract.

These abusive or disruptive transfers can have an adverse impact on management of a fund, increase fund expenses and affect fund performance.

Integrity Life Insurance Company has the following policies for transfers between Investment Options, which is designed to protect contract owners from abusive or disruptive trading activity:

--You may submit 20 Investment Option transfers each contract year for each contract by U.S. Mail, Internet, telephone, Annuitrac, or facsimile.

--Once these 20 Investment Option transfers have been executed in any contract year, we will require you to submit any additional Investment Option transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests made by telephone or the Internet or sent by fax, same day mail or courier service will not be accepted, and Annuitrac trading privileges will be suspended. If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

Upon reaching your next contract anniversary, you will again be provided with 20 Investment Option transfers. Investment Option transfers are non-cumulative and may not be carried over from year to year.

None of these restrictions are applicable to transfers made under our Dollar Cost Averaging program, Systematic Transfer Option program, Customized Asset Rebalancing program, or other related programs we may offer unless we determine, in our sole discretion, that one of those programs is being used as a method of market timing.

Integrity Life Insurance Company will continue to monitor transfer activity, and we may modify these restrictions at any time.

If Integrity Life Insurance Company determines, in its sole discretion, that an annuity policy may be used for market timing, we may refuse to accept any additional contributions to the policy.

WITHDRAWALS

You may make withdrawals as often as you wish subject to the 10% free withdrawal and contingent withdrawal charges. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years after contribution, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your contribution and is a percentage of contributions, not Account Value. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. If the Added Value Option is selected, there will also be a recapture of some of the Added Value Option that was credited to the account. See Section 4 "Recapture of Added Value Option" for details. Under some circumstances, the contingent withdrawal charge, Market Value Adjustment, and recapture of the Added Value Option may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Section 8.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial or collateral assignment. An assignment of the contract may have adverse tax consequences. See Section 8, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Adjusted Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the Annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1)  the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate account. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

STANDARD DEATH BENEFIT

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the Annuitant dies before annuity payments have started. There are three different types of standard death benefits. One is for policies where the Annuitant is age 73 or younger when the contract is purchased. The second is for policies where the Annuitant is between age 74 and
85. The third is for policies where the Annuitant is 86 or older. The reductions in the death benefit for withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.

FOR CONTRACTS WHERE THE ISSUE AGE IS 73 YEARS OLD OR YOUNGER:

If the Annuitant dies in the first seven years after the contract is issued, the death benefit is the greater of:

     a.   Total Customer Contributions minus withdrawals; or

     b.   current account value.

At the end of seven years, the death benefit automatically becomes the greater of current account value or total contributions, minus withdrawals. This is the minimum death benefit.

If the Annuitant dies more than seven years after the date of issue, the death benefit is the greater of:

     a. minimum death benefit plus subsequent contributions, minus withdrawals; or

     b.   current account value.

FOR CONTRACTS WHERE THE ISSUE AGE IS BETWEEN 74 AND 85 YEARS OLD:

The death benefit is the greater of:

     a.   Total Customer Contributions minus withdrawals; or

     b.   current account value.

FOR CONTRACT WHERE THE ISSUE AGE IS 86 YEARS OLD OR OLDER:

The death benefit is the current account value.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - OPTIONAL CONTRACT FEATURES

For an additional charge, the following options are available to contract purchasers. These options must be elected at the time of application and will replace or supplement standard contract benefits. Charges for the optional benefits are in addition to the standard variable account charges. Be sure you understand the charges. Carefully consider whether you need the benefit. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate policy. Please note that the fee for the Added Value Option is assessed against the variable and fixed accounts.

ADDED VALUE OPTION

For any premium payments made to the contract within the first 12 months the contract is in effect, Integrity will credit from 1% up to 5% of premium payments made into the annuity. For example, if $50,000 is deposited into the annuity in the first 12 months, and the 3% Added Value Option is selected, Integrity will credit $1500 to your ACCOUNT VALUE. At ages 0-75 all five options are available. At ages 76-79 only the 1%-3% option is available. At age 80 and above the Added Value Option is not available.

The charge is .15% annually for each percentage of Added Value Option requested. For example, if the 3% option is selected, the annual charge will be .45%. This charge is subject to a minimum and maximum dollar amount. This charge is assessed quarterly to both the variable and fixed accounts and will be assessed against subsequent contributions that do not receive any Added Value Option credit when deposited. Integrity will discontinue deducting the charges seven years from the date the contract was issued. Some or all of the Added Value Option will be recaptured by the company when total or partial withdrawals are taken out of the contract. See Section 1, "Table of Fees and Expenses," and for details on the recapture Section 4, "Recapture of Added Value Option."

Integrity uses this charge as well as a portion of the early withdrawal charges and mortality and expense risk charges to recover the cost of providing the Added Value Option. Integrity intends to make a profit from these charges. Under certain circumstances, such as periods of poor market performance, the cost associated with the Added Value Option may exceed the sum of the Added Value Option and any related earnings. Generally, if the average annual investment performance exceeds the percentages listed below, you will benefit from having the Added Value Option. Generally, if the average annual investment performance is below the percentages listed below, or you invest substantially in the fixed accounts, you will not benefit from the Added Value Option. The approximate average annual investment performance threshold needed to benefit from the Added Value Option is as follows:

          AVO SELECTED          APPROXIMATE AVERAGE ANNUAL INVESTMENT PERFORMANCE THRESHOLD
          ------------          -----------------------------------------------------------
               1%                                         7.10%
               2%                                         7.45%
               3%                                         7.80%
               4%                                         8.15%
               5%                                         8.50%

Please see Appendix C for some additional examples of how market growth can affect the benefit of the Added Value Option. The Added Value Option will generally not benefit purchasers who invest substantially in the fixed account or who intend to take withdrawals in excess of the 10% free withdrawal.

The Added Value Option may not be available in all states.

DEATH BENEFIT OPTIONS

Any of the following options may be elected when the contract is purchased. These options may not be cancelled once the contract is issued. They may not be added after the contract is issued. Reductions in death benefits due to withdrawals are calculated on a pro-rata basis with respect to the Account Value at the time of withdrawal.

OPTION A (Highest Anniversary)

For issue ages up to and including age 75, the death benefit will be the greater of:

     a. highest account value on any contract anniversary before age 81, plus any subsequent contributions, minus any withdrawals; or

     b.   the standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .15% annually and is assessed for the life of the contract. The fee is assessed quarterly.

OPTION B (Roll Up)

For issue ages up to and including age 75, the death benefit will be the greater of:

     a. total contributions, minus any subsequent withdrawals, accumulated at an annual growth rate of 5% from the date of each contribution or withdrawal. The growth rate of 5% will stop accruing at the earlier of age 81 or when the accumulated amount reaches 200% of the sum of contributions minus withdrawals; or

     b.   The standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .30% annually and is assessed for the life of the contract. The fee is assessed quarterly.

OPTION C (Greater of Highest Anniversary or Roll Up)

For issue ages up to and including age 75, the death benefit will be the greatest of:

     a.   the death benefit if Option A had been chosen; or

     b.   the death benefit if Option B had been chosen; or

     c.   the standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .35% annually and is assessed for the life of the contract. The fee is assessed quarterly.

ENHANCED EARNINGS BENEFIT

The Enhanced Earnings Benefit ("EEB") is an optional death benefit where a percentage of the Gain in the contract is paid in addition to the standard or any optional death benefit. If there is a Gain in the contract when Integrity receives proof of the Annuitant's death, Integrity will pay up to an additional 40% of the Gain as an additional death benefit. This additional benefit is intended to help offset potential income tax payments made by your beneficiaries. The maximum available benefit is 150% of the Net Premium. If there is no Gain, no EEB benefit will be paid. The following is an example of how the EEB would work:

$100,000 Total Customer Contributions
$125,000 Account Value upon receipt of proof of death.
Assume a 40% benefit based on issue age.

Gain = $25,000 ($125,000-$100,000 =$25,000)

EEB Benefit Paid = $10,000 ($25,000 x 40%)

Please See Appendix E for additional examples of how the EEB works with other contract features.

The EEB is an optional death benefit and is available at an additional cost. The EEB must be selected at the time the contract is initially purchased and may not be cancelled once it is selected. The EEB automatically terminates upon annuitization or contract surrender. The cost and availability of the EEB is dependent upon the Annuitant's age at issue. The following chart summarizes the different costs and benefits.

     ISSUE AGE                 BENEFIT PAID              ANNUAL COST*
     ---------                 ------------              ------------
         0-59                    40% of Gain                 .20%
         60-69                   40% of Gain                 .40%
         70-79                   25% of Gain                 .50%
         80 +                    Not Available               Not Available

* Integrity will assess the cost of the benefit on a calendar quarter basis against both the Fixed Accounts and Variable Account Options.

All Total Customer Contributions received in the first seven (7) contract years will be included for purposes of calculating the EEB payment. Total Customer Contributions received after the seventh (7th) contract anniversary will not be included in calculating the maximum EEB benefit until they have been in the contract for 6 months. MONIES RECEIVED FROM EXCHANGED CONTRACTS SHALL BE TREATED AS PREMIUM FOR PURPOSES OF THE EEB RIDER AND DETERMINATION OF THE BENEFIT PAID. THE GAIN IN THE EXCHANGED CONTRACT WILL NOT BE CARRIED OVER TO THE NEW CONTRACT FOR PURPOSES OF CALCULATING THE EEB BENEFIT. IT WILL BE CARRIED OVER FOR PURPOSES OF INCOME TAX OR EXCLUSION ALLOWANCE CALCULATIONS.

Based on our current interpretation of the tax law, the additional benefit provided by the EEB will be treated as earnings of the contract and subject to income taxes upon distribution. You may wish to consult your tax, legal advisor or investment professional to determine if the EEB will be of benefit to you or your beneficiaries.

A SPECIAL NOTE IF YOU ARE PURCHASING THIS ANNUITY FOR USE AS AN IRA:

IF YOU ARE PURCHASING THIS CONTRACT AS AN IRA AND ARE ELECTING THE EEB RIDER THERE IS NO ASSURANCE THAT THE CONTRACT WILL MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. YOU WILL WANT TO CONSIDER CAREFULLY SELECTING THE EEB OPTION IF THIS CONTRACT IS AN IRA. CONSULT YOUR TAX OR LEGAL ADVISOR IF YOU ARE CONSIDERING USING THE EEB WITH AN IRA. THE CONTRACT OWNER BEARS THE RISK OF ANY ADVERSE TAX CONSEQUENCES.

Under certain circumstances, a spouse may continue the contract and is substituted for the deceased spouse. The surviving spouse will become the new annuitant and may elect a new beneficiary to receive the death benefit. No adjustment is made to the Account Value at the death of the first spouse. The benefit payable does not change and shall remain based on the originals issue age of the Annuitant. The annual charges for the EEB rider will continue along with the benefit. Upon the death of the second spouse, the death benefit and EEB will be paid.

Not all death benefit options may be available in all states.

SECTION 7 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account I and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account I, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate account of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

SECTION 8 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Please note that under current tax law, any credit received from the Added Value Option will be treated as earnings or gain on the contract and not as basis or investment in the contract. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

     (1)  on or after the date on which the taxpayer attains age 59 1/2;

     (2)  as a result of the owner's death;

     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

     (4)  a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);

     (5) from certain qualified plans (note, however, other penalties may apply);

     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);

     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

     (8)  under an immediate annuity as defined in Code Section 72(u)(4);

     (9)  for the purchase of a first home (distribution up to $10,000);

     (10) for certain higher education expenses; or

     (11) to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Section 5.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above

TAX FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. The SAI contains general information about the use of contracts with the various types of qualified plans.

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection.

INHERITED IRAS

This policy may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued and titled as an inherited IRA. The named beneficiary of the original IRA policy will become the annuitant under the inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA, The tax law does not permit additional premiums to be contributed to an inherited IRA policy. Also, in order to avoid certain income tax penalties, a minimum required distribution ("MRD") must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn form the inherited IRA during the calendar year.

ANNUITIES IN QUALIFIED PLANS

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection. This contract has enhanced death benefits. THE IRS HAS NOT RULED WHETHER AN ENHANCED DEATH BENEFIT COULD BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN A CODE
SECTION 401(a) OR 403(b) PLAN. AN EMPLOYER OR QUALIFIED PLAN ADMINISTRATOR MAY WANT TO CONSULT THEIR TAX OR LEGAL ADVISOR REGARDING SUCH LIMITATIONS BEFORE USING AN ANNUITY WITH AN ENHANCED DEATH BENEFIT IN ONE OF THESE PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contract allows us to charge the Separate Account for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Under the current tax law there won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 9 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent

Withdrawal Charge" in Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, A MARKET VALUE ADJUSTMENT, AND THE ADDED VALUE OPTION RECAPTURE IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Section 8, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You won't have to pay any tAX penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

|X|  the date you reach age 59 1/2; or

|X|  five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Section 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, A MARKET VALUE ADJUSTMENT, AND THE ADDED VALUE OPTION RECAPTURE IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions allocated to the Touchstone Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Touchstone Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over either a six-month or one-year period, depending upon the option you select. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.

Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

LEGAL PROCEEDINGS

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

APPENDIX A

FINANCIAL INFORMATION FOR SEPARATE ACCOUNT I

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period.

TOUCHSTONE BALANCED FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                  $10.13
Number of units outstanding at end of period                 45,628
TOUCHSTONE BOND FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                  $10.39
Number of units outstanding at end of period                128,053
TOUCHSTONE EMERGING GROWTH FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                   $9.73
Number of units outstanding at end of period                 15,467
TOUCHSTONE ENHANCED 30 FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                   $9.37
Number of units outstanding at end of period                  4,640
TOUCHSTONE GROWTH & INCOME FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                   $9.34
Number of units outstanding at end of period                  3,976
TOUCHSTONE GROWTH/VALUE FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                   $8.89
Number of units outstanding at end of period                 29,518
TOUCHSTONE HIGH YIELD FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                  $10.07
Number of units outstanding at end of period                  5,546
TOUCHSTONE INTERNATIONAL EQUITY FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                   $8.74
Number of units outstanding at end of period                  3,581
TOUCHSTONE LARGE CAP GROWTH FUND
Unit value at beginning of period                                        $10.00
Unit value at end of period                                   $9.68
Number of units outstanding at end of period                  1,006
TOUCHSTONE MONEY MARKET FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                  $10.10
Number of units outstanding at end of period                 20,632
TOUCHSTONE SMALL CAP VALUE
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                  $10.63
Number of units outstanding at end of period                 23,624
TOUCHSTONE VALUE PLUS FUND
Unit value at beginning of period                                 -      $10.00
Unit value at end of period                                   $9.69
Number of units outstanding at end of period                  8,277

APPENDIX B

CALCULATING THE ADDED VALUE OPTION CHARGE

TO CALCULATE THE CHARGE FOR THE ADDED VALUE OPTION, FOLLOW THESE STEPS:

STEP 1, calculate the minimum and maximum dollar amount charge allowed.

Minimum = FIRST-YEAR TOTAL CONTRIBUTIONS (x) minimum Added Value Option charge Maximum = FIRST-YEAR TOTAL CONTRIBUTIONS (x) maximum Added Value Option charge

Divide the minimum or maximum by 4 to determine the minimum or maximum quarterly charge.

STEP 2, calculate the amount of the charge for the Added Value Option.

Contract value at the end of each calendar quarter (x) percentage charge for the Added Value Option.

STEP 3, determine if the fee goes above the maximum allowable dollar amount or below the minimum. If the fee is above the maximum dollar amount, the maximum dollar amount will be charged. If it is below the maximum, but above the minimum, that fee will be applied. If the charge is below the minimum dollar amount, the minimum dollar amount will be charged.

EXAMPLES:

EXAMPLES 1, 2, AND 3 ARE FOR A 3% ADDED VALUE OPTION CREDIT.

The following applies to examples 1,2 and 3:

First year premium:                   $50,000
Credit amount of 3%:                   $1,500
                                      -------
FIRST-YEAR TOTAL CONTRIBUTIONS =      $51,500

Each example shows a policy at the point in time at the end of one policy year and is simply for illustrative purposes only. The charges are assessed quarterly.

EXAMPLE 1, MAXIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $68,212

STEP 1, calculate the minimum and maximum Added Value Option charge allowed.

$51,500 x .00435 = $224.03 annual / $56.01 quarterly minimum Added Value Option charge

$51,500 x .00546 = $281.19 annual / $70.30 quarterly maximum Added Value Option charge

STEP 2, calculate the percentage charge for the Added Value Option.

$68, 212 x .0045 = $306.95 annual / $76.74 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $306.95

Charge assessed against this account will be $281.19 / $70.30 quarterly

EXAMPLE 2, PERCENTAGE ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $54,900

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$54,900 x .0045 = $247.05 annual / $61.76 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $247.05

Charge assessed against this account will be $247.05 annual / $61.76 quarterly

EXAMPLE 3, MINIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $43,208

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$43,208 x .0045 = $194.44 annual / 48.61 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $194.44

Charge assessed against this account will be $224.03 annual / $56.01 quarterly

EXAMPLES 4, 5, AND 6 ARE FOR A 5% ADDED VALUE OPTION CREDIT.

The following applies to examples 4, 5, and 6:

First year premium:                   $50,000
Credit amount of 5%:                   $2,500
                                      -------
FIRST-YEAR TOTAL CONTRIBUTIONS =      $52,500

Each example shows a policy at the point in time at the end of one policy year and is simply for illustrative purposes only. The charges are assessed quarterly.

EXAMPLE 4, MAXIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $69,537
STEP 1, calculate the minimum and maximum Added Value Option charge allowed.

$52,500 x .00725 = $380.63 annual / $95.16 quarterly minimum Added Value Option charge

$52,500 x .00910 = $477.75 annual / $119.44 quarterly maximum Added Value Option charge

STEP 2, calculate the percentage charge for the Added Value Option.

$69,537 x .0075 = $521.53 annual / $130.38 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $521.53

Charge assessed against this account will be $477.75 / $119.44 quarterly

EXAMPLE 5, PERCENTAGE ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $55,966

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$55,966 x .0075 = $419.75 annual / $104.94 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $419.75

Charge assessed against this account will be $419.75 annual / $104.94 quarterly

EXAMPLE 6, MINIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $44,047

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$44,047 x .0075 = $330.35 annual / 82.58 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $330.35

Charge assessed against this account will be $380.63 annual / $95.16 quarterly

APPENDIX C

These examples show how stock market performance affects the Added Value Option. The examples below show a comparison between a policy with the Added Value Option (AVO) and without the Added Value Option depending upon how the market performs. The total first-year premium contributions are $50,000 and the 3% option was selected for a credit of $1500. Account values are for the end of each policy year.

The graphs below each example show how the charge for the Added Value Option works based on market performance and how the minimum and maximum charge is applied.

EXAMPLE 1: MARKET PERFORMS AT A HYPOTHETICAL 0% ANNUALIZED RATE OF RETURN.

POLICY YEAR         ACCOUNT VALUE WITHOUT AVO          ACCOUNT VALUE WITH AVO
-----------         -------------------------          ----------------------
    1                        $49,470                          $50,726
    2                        $48,945                          $49,963
    3                        $48,426                          $49,210
    4                        $47,912                          $48,465
    5                        $47,402                          $47,727
    6                        $46,898                          $46,997
    7                        $46,399                          $46,274

[CHART]

                          ILLUSTRATION OF AVO CHARGES
                         $1,500 BONUS ON $50,000 POLICY
                        HYPOTHETICAL 0.0% RATE OF RETURN

BONUS CHARGES PER YEAR

POLICY YEAR       45 BPS PER YEAR            ACTUAL CHARGE PER YEAR
-----------       ---------------            ----------------------
    1                  $229                           $209
    2                  $226                           $226
    3                  $223                           $224
    4                  $219                           $224
    5                  $216                           $224
    6                  $213                           $224
    7                  $209                           $224

EXAMPLE 2: MARKET PERFORMS AT A HYPOTHETICAL 4% ANNUALIZED RATE OF RETURN:

POLICY YEAR             ACCOUNT VALUE WITHOUT AVO        ACCOUNT VALUE WITH AVO
-----------             -------------------------        ----------------------
    1                             $51,450                        $52,756
    2                             $52,943                        $54,044
    3                             $54,480                        $55,363
    4                             $56,063                        $56,716
    5                             $57,692                        $58,103
    6                             $58,370                        $59,524
    7                             $61,097                        $60,980

[CHART]

                           ILLUSTRATION OF AVO CHARGES
                         $1,500 CREDIT ON $50,000 POLICY
                   HYPOTHETICAL 4.0% ANNUALIZED RATE OF RETURN

BONUS CHARGES PER YEAR

POLICY YEAR         45 BPS PER YEAR            ACTUAL CHARGE PER YEAR
-----------         ---------------            ----------------------
    1                    $235                           $235
    2                    $241                           $241
    3                    $247                           $247
    4                    $253                           $253
    5                    $259                           $259
    6                    $266                           $266
    7                    $272                           $272

EXAMPLE 3: MARKET PERFORMS AT A HYPOTHETICAL 8% ANNUALIZED RATE OF RETURN:

POLICY YEAR        ACCOUNT VALUE WITHOUT AVO        ACCOUNT VALUE WITH AVO
-----------        -------------------------        ----------------------
    1                      $53,430                          $54,786
    2                      $57,097                          $58,285
    3                      $61,018                          $62,008
    4                      $65,211                          $65,980
    5                      $69,694                          $70,228
    6                      $74,486                          $74,769
    7                      $79,611                          $79,625

[CHART]

                          ILLUSTRATION OF AVO CHARGES
                        $1,500 CREDIT ON $50,000 POLICY
                  HYPOTHETICAL 8.0% ANNUALIZED RATE OF RETURN

BONUS CHARGES PER YEAR

POLICY YEAR       45 BPS PER YEAR            ACTUAL CHARGE PER YEAR
-----------       ---------------            ----------------------
    1                   $241                          $241
    2                   $257                          $257
    3                   $273                          $273
    4                   $290                          $281
    5                   $309                          $281
    6                   $329                          $281
    7                   $350                          $281

EXAMPLE 4: MARKET PERFORMS AT A HYPOTHETICAL 12% ANNUALIZED RATE OF RETURN.

POLICY YEAR          ACCOUNT VALUE WITHOUT AVO          ACCOUNT VALUE WITH AVO
-----------          -------------------------          ----------------------
    1                          $55,410                         $56,817
    2                          $61,409                         $62,686
    3                          $68,060                         $69,183
    4                          $75,435                         $75,388
    5                          $83,612                         $84,377
    6                          $92,679                         $93,235
    7                          $102,733                        $103,056

[CHART]

                          ILLUSTRATION OF AVO CHARGES
                         $1,500 BONUS ON $50,000 POLICY
                  HYPOTHETICAL 12.0% ANNUALIZED RATE OF RETURN

BONUS CHARGES PER YEAR

POLICY YEAR       45 BPS PER YEAR            ACTUAL CHARGE PER YEAR
-----------       ---------------            ----------------------
    1                  $247                           $247
    2                  $272                           $272
    3                  $301                           $281
    4                  $332                           $281
    5                  $366                           $281
    6                  $405                           $281
    7                  $447                           $281

APPENDIX D

     ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:  $50,000.00

               GRO Account duration:  7 Years

               Guaranteed Interest Rate:  5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers. A $30 administrative fee is assessed annually.

The GRO Value for this $50,000 contribution is $70,110.76 at the expiration of the GRO Account. After three years, the GRO Value is $57,786.68. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                      48/12
     -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,187.45 from the GRO Value:

         $3,187.45= -0.0551589 x 57,786.68

The Market Adjusted Value would be:

         $54,599.23= 57,786.68-3,187.45

A withdrawal charge of 7% would be assessed against the $50,000 original contribution:

         $3,500= 50,000 x .07

Thus, the amount payable on a full withdrawal would be:

         $51,099.23 = 57,78.68 - 3,187.45 - 3,500

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

         $5,778.67 = 57,786 x .10

         Free Amount = $5,778.67

The non-free amount would be:

         $14,221.33 = 20,000 - 5,778.67

The Market Value Adjustment, which is only applicable to the non-free amount, would be

         - 784.43 = -0.0551589 x 14,221.33

The withdrawal charge would be:

         $1,129.47 = [(14,221.33 + 784.43)/(1-.07)] - (14,221.33 + 784.43)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

         $21,913.90 = 20,000 + 784.43 + 1,129.47

The ending Account Value would be:

         $35,872.78 = 57,786.68 - 21,913.90

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                              48/12                    48/12
         .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,680.96 to the GRO Value:

         $1,680.96 = 0.0290890 x 57,786.68

The Market Adjusted Value would be:

         $59,467.54 = 57,786.68 + 1,680.96

A withdrawal charge of 7% would be assessed against the $50,000 original contribution:

         $3,500 = 50,000 x .07

Thus, the amount payable on a full withdrawal would be:

         $55,967.64 = 57,786.68 = 1,680.96 - 3,500

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                       Free Amount =    $ 5,788.67

                   Non-Free Amount = $14,221.33

     The Market Value Adjustment would be:

           $413.68 = 0.0290890 x 14,221.33

     The withdrawal charge would be:

           $1,039.29 = [(14,221.33 - 413.68)/(1-.07)] - (14,221.33 - 413.68)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

           $20,625.60 = 20,000 - 413.68 + 1,039.29

     The ending Account Value would be:

           $37,161.08 = 57,786.68 - 20,625.60

     Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

APPENDIX E

The following are some additional examples of how the Enhanced Earnings Benefit ("EEB") will be calculated and paid along with other contract features.

A.   EEB with Death Benefit Option A (Highest Anniversary)

     Net Premium = $50,000
     Account Value upon presentation of proof of death = $60,000
     Highest Anniversary Value = $70,000
     Gain = $10,000 ($60,000 - $50,000)
     Assume a 40% benefit based on issue age
     EEB Benefit = $4,000 (40% x $10,000)
     Total Payment to Beneficiaries $74,000 ($70,000 + $4,000)

B.   EEB with Added Value Option ("AVO")

     $100,000 deposit
     5% AVO selected = $5,000 (This is immediately credited to the Account
      Value)
     Assume a 40% benefit based on issue age
     Standard Death Benefit
     No Withdrawals

     Net Premium = $100,000
     Account Value upon presentation of proof of death = $105,000
     Gain = $5,000 ($105,000 - $100,000)
     EEB Benefit = $2,000 (40% x $5,000)
     Total Payments to Beneficiary = $107,000 ($105,000 + $2,000)

                                   APPENDIX F

Table of Contents of Statement of Additional Information

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Accumulation Values
Part 5 - Tax Favored Retirement Programs
Part 6 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:
--------------------------------------------------------------------------------
Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account I (Touchstone CHOICE)

Name
       -----------------------------------------------------------
Address
          --------------------------------------------------------
City:                        State:               Zip:
      ---------------------         ------------       -----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 6, 2003

                                       FOR

                                TOUCHSTONE CHOICE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                TABLE OF CONTENTS

                                                                           PAGE

Part 1 - Integrity and Custodian                                             2
Part 2 - Distribution of the Contracts                                       2
Part 3 - Performance Information                                             3
Part 4 - Determination of Accumulation Values                                7
Part 5 - Tax Favored Retirement Programs.                                    7
Part 6 - Financial Statements                                                9

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated January 6, 2003. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 551 West Market Street, Louisville, Kentucky 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM").

In 2001 Integrity provided all management services of Separate Account I and no longer pays management services fees to a third party. Prior to that, ARM provided substantially all of the services required to be performed on behalf of Separate Account I since 1994. Total fees paid to ARM by Integrity for management services, including services applicable to the Registrant, in 1997 were $19,307,552, in 1998 were $27,158,002, in 1999 were $32,545,978 and in 2000 were $3,001,867.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A+" (Superior) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Account isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc. ("Touchstone Securities"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and indirect subsidiary of W&S and an affiliate of Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contracts are offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter, was $17,435,358 in 2001. The amount of distribution allowances paid to Touchstone Securities Between March 3, 2000 and December 31, 2000 was $844,084. The amount of distribution allowances paid to ARM securities Corporation, the principal underwriter for the contract prier to March 3, 2000, was $124,155 for the year ended December 31, 2000, $2,933,356 for the year ended December 31, 1999, $7,795,349 for the year ended December 31, 1998, and $6,750,503 for the year ended December 31, 1997. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $50,000 will be used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula:
P(1+T)[TO THE POWER OF n] - ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                            365/7
Effective Yield = {(Base Period Return) + 1)     } - 1

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks. The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation. Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, 250 East Fifth Street, Cincinnati, Ohio 45202 is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 2001, and for the periods indicated in the financial statements and the statutory basis financial statements of Integrity as of and for the years ended December 31, 2001 and 2000 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account